UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 1, 2026

Perpetua Resources Corp.

(Exact name of registrant as specified in its charter)

British Columbia	001-39918	98-1040943
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 S. 8th Street, Ste. 201 Boise, Idaho	83702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (208) 901-3060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	PPTA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On June 1, 2026, Perpetua Resources Corp. (the “Company”) announced that the United States District Court for the District of Idaho (“U.S. District Court”) denied a motion for a preliminary injunction filed by the plaintiffs on May 8, 2026, in the lawsuit they filed on February 18, 2025 against the United States Forest Service (“USFS”), the United States Department of Agriculture and other federal agencies. The plaintiffs are a number of environmental advocacy groups, including Save the South Fork Salmon, the Idaho Conservation League and other non-governmental organizations, and their lawsuit alleges violations of the National Environmental Policy Act and other federal laws in the regulatory process relating to the USFS’s publication of the record of decision and the final environmental impact statement approving the modified mine plan for the Company’s Stibnite Gold Project (the “Project”). In a memorandum decision issued on May 29, 2026, the U.S. District Court denied the plaintiffs’ motion for a preliminary injunction seeking to delay certain planned construction activities for the Project, and also granted in part the Company’s motion to strike certain materials submitted by the plaintiffs in connection with their motion.

Following the Court’s decision, on May 30, 2026, the Company commenced additional critical path construction activities for the 2026 field season, including initial work associated with the Burntlog Route. These road upgrades will continue in parallel with additional planned construction of on-site worker housing facilities, selected powerline upgrades, and approved exploration and geotechnical drilling. This new activity builds upon the early works construction Perpetua began in October 2025.

Cautionary Statement

Statements contained in this Current Report on Form 8-K (“Current Report”) that are not historical facts are “forward-looking information” or “forward-looking statements” (collectively, “Forward-Looking Information”) within the meaning of applicable Canadian securities legislation and the United States Private Securities Litigation Reform Act of 1995. Forward-Looking Information includes, but is not limited to, disclosure regarding the Company’s planned construction activities. Investors should be aware that the U.S. District Court’s decision denying the motion for a preliminary injunction is not a final decision on the ongoing lawsuit filed by the plaintiffs in this case and could be appealed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERPETUA RESOURCES CORP.

Dated: June 1, 2026	By:	/s/ Mark Murchison
Mark Murchison
Chief Financial Officer